EXHIBIT 32.2

CERTIFICATION PURSUANT TO

RULE 13a-14(b) UNDER THE SECURITIES EXCHANGE ACT AND

18 U.S.C. SECTION 1350

I, Matthew T. Farrell, Chief Financial Officer of Church & Dwight Co., Inc. (the “Company”), hereby certify that, based on my knowledge:

1. The Company’s Quarterly Report on Form 10-Q for the quarter ended September 28, 2007 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Matthew T. Farrell
Matthew T. Farrell Chief Financial Officer

Dated:	November 6, 2007